UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: January 29, 2016
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[X ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Transaction Support Agreements

On January 29, 2016, A.M. Castle & Co. (the “Company”) entered into amendments (the “TSA Amendments”) to the previously disclosed Transaction Support Agreements (the “Support Agreements”) with certain holders of the Company’s 12.75% Senior Secured Notes due 2016 (the “Existing Notes”) which provide for the terms of certain refinancing actions of the Company, including a private exchange offer and consent solicitation to certain eligible holders to exchange new 12.75% Senior Secured Notes due 2018 (the “New Notes”) for their Existing Notes (the “Exchange Offer”). The TSA Amendments provide, among other things, that the indenture governing the New Notes will contain an additional covenant for the benefit of, and which does not adversely affect the legal rights of, holders of the New Notes that, following consummation of the Exchange Offer and the issuance of the New Notes, the Company shall not repay, redeem, prepay, retire, defease or otherwise satisfy the Existing Notes using, directly or indirectly, more than $10.0 million of borrowings under its senior secured credit facility (the “Senior Credit Facility”) (or any indebtedness that is secured by a lien that ranks higher in priority than the liens securing the New Notes and the guarantees thereof).
The foregoing description of the terms of the TSA Amendments is not complete and is qualified in its entirety by reference to the text of the Form of First Amendment to Transaction Support Agreement, which is filed as Exhibit 10.3 to this Form 8-K.
Entry Into Additional Transaction Support Agreements
On February 1, 2016, the Company also announced that it has entered into additional Support Agreements such that holders of $142,510,000 aggregate principal amount of its Existing Notes and $51,600,000 aggregate principal amount, or 89.7%, of the aggregate principal amount of the Company’s outstanding 7.00% Convertible Senior Notes due 2017 (the “Supporting Holders”), are now party to Support Agreements.
Supplemental Indenture Relating to Senior Secured Notes due 2016

In conjunction with the Exchange Offer, the Company solicited consents to certain proposed amendments (the “Proposed Amendments”) to the Existing Notes and the related indenture (the “Existing Indenture”) providing for, among other things, elimination of substantially all restrictive covenants and certain events of default in the Existing Indenture and releasing all of the collateral securing the Existing Notes and related guarantees. As more fully described in Item 8.01 below, on February 1, 2016, the Company announced that it received the requisite consents under the Existing Indenture for such Proposed Amendments. As a result, on February 2, 2016, the Company, the guarantors of the Existing Notes and U.S. Bank National Association, as trustee and collateral agent, entered into a supplemental indenture governing the Existing Notes (the “Supplemental Indenture”).

Specifically, the Supplemental Indenture amended the following provisions of the Existing Indenture:
Amendments to Article 4 of the Existing Indenture. The following restrictive covenants contained in the Existing Indenture were eliminated by deleting each section referenced below in its entirety:

Section Reference	Section Title
Section 4.02	Maintenance of Office or Agency
Section 4.03	Reports
Section 4.04	Compliance Certificate
Section 4.05	Taxes
Section 4.06	Stay, Extension and Usury Laws
Section 4.07	Restricted Payments
Section 4.08	Dividend and Other Payment Restrictions Affecting Subsidiaries
Section 4.09	Incurrence of Indebtedness and Issuance of Preferred Stock
Section 4.10	Asset Sales
Section 4.11	Transactions with Affiliates
Section 4.12	Liens
Section 4.13	Business Activities
Section 4.14	Corporate Existence
Section 4.15	Change of Control Offer
Section 4.16	Excess Cash Flow Offer
Section 4.17	Real Estate Mortgages and Filings; Landlord Waivers
Section 4.18	Limitation on Sale and Leaseback Transactions
Section 4.19	Further Assurances
Section 4.20	Payments for Consent
Section 4.21	Additional Note Guarantees

Amendments to Section 4.22 of the Existing Indenture. Section 4.22 of the Existing Indenture was amended to allow the Company’s Board of Directors to designate any Subsidiary as an Unrestricted Subsidiary at any time.

Amendments to Article 5 of the Existing Indenture. Article 5 (Successors) of the Existing Indenture was deleted in its entirety.

Amendments to Article 6 of the Existing Indenture. All events of default under the Existing Indenture, other than events of default relating to the failure to pay principal of, or interest or premium, if any, on the Existing Notes and certain events of bankruptcy (Section 6.01 of the Existing Indenture) were deleted.

Deletion of Article 13 of the Existing Indenture. Article 13 (Collateral and Security) of the Existing Indenture was deleted in its entirety and the related Pledge and Security Agreement and the Intercreditor Agreement were terminated.

Deletion of Certain Definitions. Certain definitions from the Existing Indenture and the Existing Notes were deleted when references to such definitions would be eliminated as a result of the foregoing.

In addition, in connection with the Supplemental Indenture, all collateral securing the Existing Notes, the related guarantees, the Existing Indenture and other related obligations will be released. Accordingly, the Existing Notes and related guarantees will be effectively subordinated to both indebtedness under the Company’s Senior Credit Facility and the New Notes.

The Supplemental Indenture will become operative upon settlement of the Exchange Offer on the Early Settlement Date (as hereinafter defined).

The foregoing is qualified in its entirety by reference to the Existing Indenture filed as Exhibit 4.1 to the Company’s Form 8-K filed on December 21, 2011 and the Supplemental Indenture contained in this Current Report on Form 8-K, which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01 Other Events.

Satisfaction of Minimum Tender Condition and Acceptance of Tendered Existing Notes

On February 1, 2016, the Company announced that the minimum participation condition in the Exchange Offer had been satisfied as of the expiration of the early tender period for the Exchange Offer at 5:00 p.m. New York City time on Friday, January 29, 2016 (the “Early Tender Date”).

According to D.F. King & Co., Inc., the exchange agent for the Exchange Offer, as of the Early Tender Date, holders of $122,193,000 aggregate principal amount (or approximately 67.0%) of the $182,500,000 aggregate principal amount of Existing Notes eligible to participate in the consent solicitation portion of the Exchange Offer have validly provided consents with respect to the Proposed Amendments to the Existing Indenture. Of the $122,193,000 aggregate principal amount of Existing Notes that consented to the Proposed Amendments, $120,382,000 aggregate principal amount were tendered into the Exchange Offer, and the holders of the remainder gave their consent to the Proposed Amendments without tendering their Existing Notes.

An additional $27,500,000 aggregate principal amount of Existing Notes presently owned by an affiliate of the Company, which were excluded from the calculation of the results of the consent solicitation, have also been validly tendered and not withdrawn in the Exchange Offer. Therefore, in total, holders of $147,882,000 aggregate outstanding principal amount of Existing Notes had validly tendered and not withdrawn their Existing Notes as of the Early Tender Date.

The Company has accepted for exchange all of the Existing Notes that were validly tendered in the Exchange Offer as of the Early Tender Date and expects to pay the Total Exchange Consideration (as defined in the confidential offering memorandum and consent solicitation statement dated January 15, 2016 (the “Confidential Offering Memorandum”)) with respect to such Existing Notes and issue the New Notes on or about February 8, 2016 (the “Early Settlement Date”). Holders of Existing Notes may no longer validly withdraw tenders of Existing Notes or consents related thereto.
Extension of Deadline to Receive Consent Payment

On February 1, 2016, the Company also announced that it elected to extend the deadline for eligible holders of Existing Notes to receive the consent payment in connection with the Exchange Offer, and participate in the early settlement, until 5:00 p.m., New York City time, on February 2, 2016 (the “Additional Consent Deadline”). The withdrawal deadline of the Exchange Offer was not extended. Holders who validly tender and do not validly withdraw Existing Notes and deliver a valid consent on or prior to the Additional Consent Deadline, unless further extended, are now entitled to receive the Total Exchange Consideration on the Early Settlement Date. In addition, the Company has extended the deadline for noteholders who are ineligible to participate in the Exchange Offer to receive the consent payment in connection with the separate consent solicitation to the same Additional Consent Deadline. Any such ineligible holders who validly deliver a consent prior to the Additional Consent Deadline will receive the consent payment on the Early Settlement Date.

Expiration of Additional Consent Deadline

On February 3, 2016, the Company announced the expiration of the Additional Consent Deadline. According to D.F. King & Co., Inc., as of the Additional Consent Deadline, holders of $122,793,000 aggregate principal amount (or approximately 67.3%) of the $182,500,000 aggregate principal amount of Existing Notes eligible to participate in the consent solicitation portion of the Exchange Offer have provided consents with respect to the Proposed Amendments to the Existing Indenture. Of the $122,793,000 aggregate principal amount of Existing Notes that consented to the Proposed Amendments, $120,992,000 aggregate principal amount were tendered into the Exchange Offer, and the holders of the remainder were ineligible to participate in the Exchange Offer and gave their consent without tendering their Existing Notes.

In total, holders of $148,422,000 aggregate outstanding principal amount of Existing Notes had validly tendered and not withdrawn their Existing Notes as of the Additional Consent Deadline. The Company has accepted for exchange all of the Existing Notes that were validly tendered in the Exchange Offer as of the Additional Consent Deadline and expects to pay the Total Exchange Consideration with respect to such Existing Notes and issue the New Notes on the Early Settlement Date. Holders of Existing Notes may no longer validly withdraw tenders of Existing Notes or consents related thereto.

General Matters

Copies of the press releases announcing the foregoing are attached hereto and incorporated by reference as Exhibit 99.1 and Exhibit 99.2.
The complete terms and conditions of the Exchange Offer are set forth in the Confidential Offering Memorandum. The Exchange Offer is being made, and the New Notes will be issued, only to holders of Old Notes that are (i) “qualified institutional buyers” as that term is defined in Rule 144A under the Securities Act, or QIBs, in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act, (ii) institutional investors which are “accredited investors” as defined in Rule 501(a)(1), (2), (3), (7) or (8) under the Securities Act or (iii) not a “U.S. Person” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act.
This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Supplemental Indenture, dated as of February 2, 2016, among A.M. Castle & Co., the Guarantors, U.S. Bank National Association, as trustee and U.S. Bank National Association, as collateral agent.
10.3	Form of First Amendment to Transaction Support Agreement.
99.1	Press Release issued by A.M. Castle & Co. on February 1, 2016.
99.2	Press Release issued by A.M. Castle & Co. on February 3, 2016.

Cautionary Statement on Risks Associated with Forward Looking Statements

Information provided and statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release.  Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the cost savings and other benefits that the Company expects to achieve from recently announced corporate initiatives, including facility closures and organizational changes.  These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” “should,” or similar expressions.  These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including our ability to effectively manage our operational initiatives, the impact of volatility of metals and plastics prices, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, and the impact of our substantial level of indebtedness, as well as those risk factors identified in Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.  All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.  Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.M. CASTLE & CO.

February 3, 2016	By:	/s/ Marec E. Edgar
Marec E. Edgar
Executive Vice President, General Counsel, Secretary & Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description	Page No.
4.1	Supplemental Indenture, dated as of February 2, 2016, among A.M. Castle & Co., the Guarantors, U.S. Bank National Association, as trustee and U.S. Bank National Association, as collateral agent.	EX-1-
10.3	Form of First Amendment to Transaction Support Agreement.	EX-7-
99.1	Press Release issued by A.M. Castle & Co. on February 1, 2016.	EX-11-
99.2	Press Release issued by A.M. Castle & Co. on February 3, 2016.	EX-14-